Legg Mason Opportunity Trust,
                  a series of Legg Mason Investment Trust, Inc.

                    Supplement dated December 31, 2002 to the
              Statement of Additional Information dated May 1, 2002

The section titled "Fund Policies" beginning on Page 3 of the Statement of Additional Information ("SAI") is replaced in its entirety with the following. You should retain this Supplement with your SAI for future reference.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectuses.

         Opportunity Trust's investment objective is to seek long-term growth of capital. The investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.

         The fund has adopted the following fundamental investment limitations that cannot be changed except by vote of its shareholders.

         Opportunity Trust may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

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6.       Purchase or sell physical  commodities  unless  acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps,
         caps,   floors,   collars,   securities   purchased   or   sold   on  a
         forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         The foregoing fundamental investment limitations may be changed with respect to the fund by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of the fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The following are some of the non-fundamental investment limitations that the fund currently observes.

1. The fund may not borrow for investment purposes an amount of money in excess of 10% of its net assets. In addition, the fund may borrow for temporary purposes including to facilitate shareholder redemptions in times of unusual market volatility. Temporary borrowings are not considered to be for investment purposes. Compliance with these percentage limits is measured as of the time of the borrowing.

2.       The fund may invest up to 15% of its net assets in illiquid securities.

3. The fund may not make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the fund's net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and
         (b) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

4. The fund may not buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the fund may utilize bank borrowings to purchase securities.

         The fund is a non-diversified fund; however, the fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the fund's taxable year (1) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of any one issuer and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

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

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval.

         In applying its investment policies and limitations, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.



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